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                                                                    EXHIBIT 23.1


                           CONSENT OF INDEPENDENT ACCOUNTANTS

       We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-72179, No. 333-73181 and No. 333-72183) of Prodigy Communications Corporation, of our report dated March 29, 2001, relating to the financial statements which appear in this Form 10-K.


PricewaterhouseCoopers LLP


New York, New York
March 29, 2001.